Exhibit 10.15

Amendment to Purchase Agreement

Party A: Shandong Spring Pharmaceutical Industrial Company Limited
Party B: Shandong YCT Group Limited Liability Company

After a discussion, Party A and Party B agreed on restructuring the types of health supplements that Party B has been distributing. Party B will now distribute 4 product combinations rather than 10 products. This restructure is to promote the brand image, to motivate the market, and to substantially upgrade the products.

1.	On June 30, 2014, 24:00 Party B should terminate the supply and distribution of the 10 products.
2.	The model, size, and the pricing of the new product combinations are listed below:
Code	Name of the product combination	Size	Unite	Price (tax included)	Details	Size	Unit	Quantity
HD001	Ginkgo Tea Gift Set	1*2.5g*180 pack	Set	680.00/set
HD002	Supplements Gift Set	1*3	Set	700.00/set	Ganoderma Hong Jing Tian Capsules	0.3g*100 pills	Bottle	1
					Kang Le Capsules	0.25g*100 pills	Bottle	1
					Xin Wei Gai Tablets	0.8g*120 tablets	Bottle	1
HD003	Functional Diet Gift Set	1*4	Set	655.00/set	Gouqi Tablet	0.69*200 tablets	Bottle	1
					Aloe Xuelian	0.59g*200 tablets	Bottle	1
					Spirulina	0.59*200 tablets	Bottle	1
					Protein	0.25g*200 tablets	Bottle	1
HD005	Skin Care Set	1*5	Set	704.00/Set	Eye Cream	1*25g	Tube	1
					Night Cream	1*50g	Bottle	1
					Cream	1*55g	Bottle	1
					Toner	1*120ml	Bottle	1
					Plant Essence	1*55g	Bottle	1
3.	On July 1, 00:00 Party B should start the supply and the distribution of the new product combinations.
4.	The previous methods of settlement and payment remain unchanged.
5.	Party B should proactively give instructions on and promote the new products combinations to consumers and distributors.

This agreement has the same legal effect as Supplements Purchase Agreements (Contract code: CT2015016), signed on February 26, 2015. This agreement has two copies, one for each party, effective once signed or stamped.

Party A: Party A: Shandong Spring Pharmaceutical Industrial Company Limited
Party A Representative:

Party B: Shandong YCT Group Limited Liability Company
Party B Representative:

Signed on: June 25, 2015